--------------------------------------------------------------------------------

                      FREMONT HOME LOAN OWNER TRUST 1999-2

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                       PRELIMINARY BACKGROUND INFORMATION
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
            MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
------------------------------------------------------------------------------
                  $500,000,000 (APPROXIMATE) OFFERING AMOUNT
                               FSA BOND INSURED
--------------------------------------------------------------------------------
                                       LAST    PRINCIPAL             EXPECTED
        APPROXIMATE            WAL   PRINCIPAL   WINDOW   MATURITY    RATINGS
CLASS     SIZE       COUPON  (YEARS)  PAYMENT   (YEARS)    DATE    (MOODY'S/S&P)
-------------------------------------------------------------------------------
 A-1   $79,679,885    Fixed   3.15    11/06      7.42     6/25/30     Aaa/AAA
 A-2   $347,136,218  Floater  2.69    11/06      7.42     6/25/30     Aaa/AAA
 A-3   $73,183,897   Floater  2.69    11/06      7.42     6/25/30     Aaa/AAA
===============================================================================
*At a pricing scenario of 4% CPR increasing to 24% CPR over 12 months for the fixed rate collateral and 27% CPR for the adjustable rate collateral and to the Optional Redemption.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)
                           --------------------------
                 (COMPLETE COLLATERAL TABLES ON PAGES 13-32)

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                                              POOL 1        POOL 2       POOL 3
-------------------------------------------------------------------------------
Number of Loans:                                 845         2,421          183

Current Balance:                         $70,707,966  $243,255,086  $54,478,825

Average Balance:                             $83,678      $100,477     $297,698

Minimum Balance:                             $14,816       $14,950     $240,909

Maximum Balance:                            $499,714      $302,921     $499,697

Wtd Average Coupon:                          10.1516%      10.0286%      9.4874%

Wtd Average Original Term (months):              335           360         360

Wtd Average Seasoning (months):                    4             2           2

Wtd Average Original Loan-To-Value:            74.86%        77.76%       79.24%

Amortization Type:

ARM  loans (% of Statistical Pool                  -           100%         100%

Principal Balance)

Fixed  loans (% of Statistical Pool              100%           -            -

Principal Balance)

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:             -         2.83%        2.80%
     Wtd Avg Subsequent Periodic Rate Cap:          -         1.45%        1.44%
     Wtd Avg Margin:                                -         6.29%        6.19%
     Wtd Avg Life Cap:                              -        16.95%       16.35%
     Wtd Avg Months to Roll:                        -         27.19       27.11
--------------------------------------------------------------------------------



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The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solication or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  :  FIRST
SUISSE  :  BOSTON
------------------------------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS

PREPAYMENT SCENARIOS

--------------------------------------------------------------------------------
                        S-1       S-2       S-3    :   S-4  :   S-5       S-6
---------------------------------------------------:--------:-------------------
Class A-1*               0%       50%       75%    :  100%  :   125%      150%
---------------------------------------------------:--------:-------------------
Class A-2**              0%       15%       20%    :   27%  :    35%       45%
---------------------------------------------------:--------:-------------------
Class A-3**              0%       15%       20%    :   27%  :    35%       45%
--------------------------------------------------------------------------------

* As a percentage of the Prepayment Assumption (4% CPR increasing to 24% CPR over 12 months)
**   CPR


TO OPTIONAL REDEMPTION:

------------------------------------------------------------------------------
Class A-1           S-1      S-2     S-3    :   S-4  :    S-5        S-6
                                            :        :
AVERAGE LIFE      16.67     6.00     4.21   :  3.15  :   2.47       1.99
YIELD @ 100.00     7.34%    7.28%    7.24%  :  7.20% :   7.16%      7.11%
DURATION           8.79     4.27     3.26   :  2.59  :   2.11       1.74
FIRST PAY         07/99    07/99    07/99   : 07/99  :  07/99      07/99
LAST PAY          09/27    04/13    08/09   : 11/06  :  12/04      07/03
WINDOW (YEARS)    28.25    13.83    10.17   :  7.42  :   5.50       4.08
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Class A-2           S-1      S-2      S-3   :   S-4  :    S-5        S-6
                                            :        :
AVERAGE LIFE      20.82     5.00     3.71   :  2.69  :   2.00       1.47
FIRST PAY         07/99    07/99    07/99   : 07/99  :  07/99      07/99
LAST PAY          03/28    04/13    08/09   : 11/06  :  12/04      07/03
WINDOW (YEARS)    28.75    13.83    10.17   :  7.42  :   5.50       4.08
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Class A-3           S-1      S-2      S-3   :   S-4  :    S-5        S-6
                                            :        :
AVERAGE LIFE      20.75     5.00     3.71   :  2.69  :   2.00       1.47
FIRST PAY         07/99    07/99    07/99   : 07/99  :  07/99      07/99
LAST PAY          03/28    04/13    08/09   : 11/06  :  12/04      07/03
WINDOW (YEARS)    28.75    13.83    10.17   :  7.42  :   5.50       4.08
------------------------------------------------------------------------------


------------------------------------------------------------------------------

TO MATURITY:

------------------------------------------------------------------------------
Class A-1           S-1      S-2       S-3  :    S-4 :     S-5        S-6
                                            :        :
AVERAGE LIFE      16.67     6.43      4.60  :   3.51 :    2.80       2.31
YIELD @ 100.00     7.34%    7.30%     7.27% :   7.25 :    7.22%      7.20%
DURATION           8.79     4.40      3.42  :   2.76 :    2.30       1.96
FIRST PAY         07/99    07/99     07/99  :  07/99 :   07/99      07/99
LAST PAY          09/27    11/24     11/20  :  06/16 :   10/13      03/11
WINDOW (YEARS)    28.25    25.42     21.42  :  17.00 :   14.33      11.75
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Class A-2           S-1      S-2       S-3  :    S-4 :     S-5        S-6
                                            :        :
AVERAGE LIFE      20.88     5.36      4.02  :   2.91 :    2.16       1.58
FIRST PAY         07/99    07/99     07/99  :  07/99 :   07/99      07/99
LAST PAY          05/29    09/25     02/21  :  09/15 :   07/11      04/08
WINDOW (YEARS)    29.92    26.25     21.67  :  16.25 :   12.08       8.83

------------------------------------------------------------------------------


------------------------------------------------------------------------------
Class A-3           S-1       S-2      S-3  :    S-4 :     S-5        S-6
                                            :        :
AVERAGE LIFE      20.81      5.35     4.02  :   2.91 :    2.16       1.58
FIRST PAY         07/99     07/99    07/99  :  07/99 :   07/99      07/99
LAST PAY          05/29     08/25    02/21  :  09/15 :   07/11      04/08
WINDOW (YEARS)    29.92     26.17    21.67  :  16.25 :   12.08       8.83

------------------------------------------------------------------------------


------------------------------------------------------------------------------

PRICING INFORMATION

PRICING SPEEDS:         4% CPR, increasing to 24% CPR over 12 months (Fixed Rate
                        Collateral) 27% CPR (Adjustable Rate Collateral)

PAYMENT DATE:           The 25th day of each  month  (or the  next  Business Day
                        thereafter) commencing in July of 1999.

INTEREST ACCRUAL
PERIOD: For the Class A-1 Notes, the calendar month immediately preceding the month in which the relevant payment date occurs. For the Class A-2 and Class A-3 Notes, the period beginning on the prior payment date (or on the Closing Date in the case of the first payment date) and ending on the day prior to the relevant payment date.

PAYMENT DELAY:          24 days for the Class A-1 Notes
                        0 days on the Class A-2 Notes and Class A-3 Notes

SETTLEMENT (CLOSING)
  DATE:                 On or about June 24, 1999

CUT-OFF DATE:           June 1, 1999 (close of business)


MATURITY DATE:          The  Maturity  Date for the  Class A-1 Notes is July 25,
                        2030,   although  it  is  anticipated  that  the  actual
                        maturity date for the Class A-1 Notes will occur significantly earlier than the Maturity Date.

                        The Maturity Date for the Class A-2 Notes is July 25, 2030, although it is anticipated that the actual maturity date for the Class A-2 Notes will occur significantly earlier than the Maturity Date.

                        The Maturity Date for the Class A-3 Notes is July 25, 2030, although it is anticipated that the actual maturity date for the Class A-3 Notes will occur significantly earlier than the Maturity Date.

OPTIONAL REDEMPTION
  DATE: The Optional Redemption Date is the first Payment Date on which the aggregate Loan Balance of the Home Equity Loans has declined to less than 10% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.

REDEMPTION PRICE:       The  Redemption  Price  will be an  amount  that will at
                        least pay in full accrued interest and principal on the Notes and certain other expenses.

OPTIONAL REDEMPTION:    The  holders  of  Residual  Interests  exceeding  in the
                        aggregate a 50% interest  may, at their option effect an
                        early redemption of the Notes and terminate the Trust on
                        any  Payment  Date on or after  the  Optional Redemption
                        Date by  purchasing  all of the  Home  Equity Loans at a
                        price equal to or greater than the Redemption Price.  In
                        addition,   the  Note  Insurer  will  have rights  under
                        limited circumstances, to purchase the Home Equity Loans and thereby effect a redemption of the Notes.

INITIAL TURBO:          With respect to each class of Notes,  100% of the excess
                        cash flow from the  related  Pool of Home  Equity  Loans
                        will be used to accelerate such class of Notes until the
                        overcollateralization  target for such Class is reached.
                        To the extent necessary, after the overcollateralization
                        target  with  respect to each Class of Notes is reached,
                        100% of the excess  cash flow from the  related  Pool of
                        Home Equity Loans will be available to  accelerate  such
                        Class   of   Notes  to   maintain   the   then   current
                        overcollateralization   target  for  such   Class.   Any
                        remaining   excess  cash  flow  may  be  used  to  cover
                        shortfalls incurred by the other Classes of Notes due to delinquencies and losses that occur in the other Pools.
                        Excess cash flow may, under certain circumstances, be deposited in the Reserve Account (defined below).

SERVICING/OTHER FEES:   The  collateral is subject to certain fees,  including a
                        servicing fee of 0.50% per annum payable  monthly,  Note
                        Insurer fees, and Indenture Trustee fees.

ADVANCING:              The  Master   Servicer   is   required  to  advance  any
                        delinquent payment of interest and principal to the extent such amounts are deemed to be recoverable (the
                        "Delinquency Advances"). The Servicer is required to advance reasonable and customary expense advances with respect to the loans (for items such as taxes and insurance) to the extent such advances are deemed to be recoverable ("Servicer Advances").

DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:    Fremont  Home Loan Owner Trust 1999-2,  Home Loan Asset-
                        Backed Notes, Series 1999-2.

OFFERING AMOUNT:        Approximately $500,000,000

CERTIFICATES:           Residual Interest (not offered)

LEAD UNDERWRITER:       PaineWebber Incorporated

CO-UNDERWRITERS:        Banc One Capital Markets, Inc.
                        Chase Securities Inc.
                        Credit Suisse First Boston
                        First Union Capital Markets

TRANSFEROR/MASTER
  SERVICER:             Fremont Investment & Loan (a Fremont General Company)
                        Headquartered in Anaheim, CA

DEPOSITOR:              PaineWebber Mortgage Acceptance Corporation IV

SERVICER:               Fairbanks Capital Corp.

OWNER TRUSTEE:          Wilmington Trust Company

INDENTURE TRUSTEE:      First Union National Bank

STATISTICAL CALCULATION
  DATE: The collateral described herein and in the prospectus supplement represents the pool of Home Equity Loans as of the Statistical Calculation Date of May 25, 1999. It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately $500,000,000.

HOME EQUITY LOANS:      - First lien, fixed and adjustable  rate mortgage loans.
                        - 1-4 Family residential properties, condominium units, and manufactured homes.
                        - A substantial percentage of the loans do not conform to FNMA or FHLMC underwriting standards or to those standards typically applied by banks or other lending institutions, particularly with regard to a borrower's credit history.
                        - Approximately 87.24% (by Statistical Calculation Date aggregate principal balance) of the Home Equity Loans bear prepayment premiums.

HOME EQUITY LOANS:      The  Trust is  comprised  primarily  of  three  pools of
                        mortgage loans. The first pool of loans ("Pool 1 Loans") will back the Class A-1 Notes, in that payments on the Pool 1 Loans will generally be used to make payments on the Class A-1 Notes. Similarly, the second pool of loans
                        ("Pool 2 Loans") will back the Class A-2 Notes and the third pool of loans ("Pool 3 Loans") will back the Class
                        A-3 Notes.

                        POOL 1 LOANS: The Pool 1 Loans have an aggregate principal balance of $70,707,966 as of the Statistical Calculation Date. All of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, will bear interest at a fixed rate for the term of the loan. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 1 Loans conveyed to the Trust at closing will be approximately $79,679,885.

                        POOL 2 LOANS: The Pool 2 Loans have an aggregate principal balance of $243,255,086 as of the Statistical Calculation Date. All of the Pool 2 Loans are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. The original principal balance of each Pool 2 Loan will not exceed the maximum loan amounts shown in the table below. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 2 Loans conveyed to the Trust at closing will be approximately $347,136,218.

                                  MAXIMUM LOAN BALANCES OF POOL 2 LOANS
                                  -------------------------------------

                        Number of Units    Maximum Loan Amount of First Mortgage
                        ---------------    -------------------------------------
                                               Continental         Alaska or
                                               United States       Hawaii
                                           -------------------------------------
                                1              $240,000            $360,000
                                2              $307,100            $460,650
                                3              $371,200            $556,800
                                4              $461,350            $692,025


                     POOL 3 LOANS: The Pool 3 Loans have an aggregate principal balance of $54,478,825 as of the Statistical Calculation Date. All of the Pool 3 Loans are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. The original principal balance of each Pool 3 Loan will exceed the maximum loan amounts shown in the table above. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 3 Loans conveyed to the Trust at closing will be approximately $73,183,897.

CREDIT ENHANCEMENT:     Credit  enhancement  for each  class  of  Notes  will be
                        provided by the following:

                        EXCESS SPREAD: The weighted average coupon rate on the Loans in each Pool is generally expected to be higher than the sum of the servicing fee, the trustee fee, the premium payable to the Note Insurer, and the pass through rate on each class of Notes, thus generating excess interest collections which, along with prepayment premiums collected on the Loans, will be available to fund payments on the related class of Notes on each Payment Date. Under certain circumstances, Excess Spread from one loan Pool may be used to cover shortfalls due to delinquencies or losses in other loan Pools.

                        OVERCOLLATERALIZATION: Excess cash flow will be applied, to the extent available, to make accelerated payments of principal on the Notes; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Loans, resulting in
                        overcollateralization.        Prior        to        the
                        Overcollateralization       Stepdown      Date,      the
                        Overcollateralization Amount for the Class A-1, Class A-2 and Class A-3 Notes is expected to build to (i) [3.75]% of the Cut-off Date loan pool principal balance of Pool 1, (ii) [4.50%] of the Cut-off Date loan pool principal balance of Pool 2, and (iii) [4.50%] of the Cut-off Date loan pool principal balance of Pool 3, respectively.

                        On or after the Overcollateralization Stepdown Date, the Overcollateralization Amount for the Class A-1, Class A-2, and Class A-3 Notes will be permitted to decrease to (i) [7.50%] of the then outstanding aggregate unpaid principal balance of the Pool 1 Loans, (ii) [9.00%] of the then outstanding aggregate unpaid principal balance of the Pool 2 Loans, and (iii) [9.00%] of the then outstanding aggregate unpaid principal balance of the Pool 3 Loans, respectively, subject, in each such case, to a floor of [0.50%] of the original principal balance of each Pool of Loans (each such percentage then in effect, the "O/C Target"). The Overcollateralization Stepdown Date will be no earlier than the 25th month following the Closing Date and is subject to certain delinquency and loan loss tests.

                        RESERVE ACCOUNT: Amounts required to be deposited in the Reserve Account will be equal to the excess of (i) the sum of the specified overcollateralization targets for all classes of Notes and (ii) the sum of the overcollateralization amounts for all classes of Notes.

CREDIT ENHANCEMENT
(CONTINUED):            FINANCIAL   GUARANTY   INSURANCE   POLICY:  A  financial
                        guaranty policy issued by Financial Security  Assurance,
                        Inc. ("the Note Insurer").  FSA will unconditionally and
                        irrevocably guarantee the timely payment of interest and
                        ultimate  payment of principal on the Notes (i.e.  after
                        any losses reduce the overcollateralization to zero, FSA
                        will cover the  excess,  if any,  of the Note  principal
                        balance over the Pool balance).  The Insured Payments do
                        not cover Realized  Losses except to the extent that the
                        principal   balance  of  the  Notes   exceeds  the  Pool
                        Principal  Balance.  Insured  Payments  do not cover the
                        Master Servicer's  failure to make Delinquency  Advances
                        except to the extent that a shortfall of interest due on
                        the Notes  would  otherwise  result  therefrom.  The FSA
                        Insurance  Policy is not cancelable for any reason.  THE
                        FSA   INSURANCE   POLICY   IS   NOT   COVERED   BY   THE
                        PROPERTY/CASUALTY  INSURANCE  SECURITY FUND SPECIFIED IN
                        ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

NOTE RATE:              CLASS A-1 NOTES:  The Class A-1 Notes will bear interest
                        at a fixed rate of interest equal to [ %] per annum. The interest rate on the Class A-1 notes will increase by 0.50% commencing on the first day of the Accrual Period in which the Optional Redemption Date occurs.

                        CLASS A-2 NOTES: The Class A-2 Note Rate will be equal to the lesser of (x) the applicable Formula Note Rate and (y) the Available Funds Cap.

                        CLASS A-3 NOTES: The Class A-3 Note Rate will be equal to the lesser of (x) the applicable Formula Note Rate and (y) the Available Funds Cap.

FORMULA NOTE RATE:      The  Formula  Note  Rate for the Class A-2 Notes for any
                        Payment Date will equal the lesser of (x) (i) with respect to any Payment Date which occurs on or prior to the Optional Redemption Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Redemption Date, one-month
                        LIBOR plus [ %] per annum and (y) [13.00%] per annum.

                        The Formula Note Rate for the Class A-3 Notes for any Payment Date will equal the lesser of (x) (i) with respect to any Payment Date which occurs on or prior to the Optional Redemption Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Redemption Date, one-month LIBOR plus [ %] per annum and (y) [13.00%] per annum.

AVAILABLE FUNDS CAP:    The Available  Funds Cap for the Class A-2 and Class A-3
                        Notes  will equal the  annualized  rate equal to (i) the
                        interest  due on the related Pool less such Pool's share
                        of  the  servicing  fee,   Master   Servicing  fee,  the
                        Indenture  Trustee  fee and the  premium  payable to the
                        Note Insurer, such amount divided by the principal balance of the applicable class of Notes. For any Payment Date on or after July 2000, the Available Funds
                        Cap for the Class A-2 and Class A-3 Notes will be further reduced by 0.50%.

AVAILABLE FUNDS CAP
CARRY FORWARD AMOUNT:   If, on any Payment Date, the Available  Funds Cap limits
                        the Class A-2 or Class A-3 Note  Rates  (i.e.,  the rate
                        set by the Available  Funds Cap is less than the Formula
                        Note Rate for the Class  A-2 or Class  A-3  Notes),  the
                        amount of any such shortfall will be carried forward and
                        be due and  payable  on future  Payment  Dates and shall
                        accrue  interest at the  applicable  Formula  Note Rate,
                        until paid (such  shortfall,  together with such accrued
                        interest,   the  "Available   Funds  Cap  Carry  Forward
                        Amount").

                        The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from excess cash flow remaining after (i) the payment of interest and principal due on the Notes for such Payment Date, if any (ii) reimbursement of the Note Insurer, (iii) payment of accelerated principal on the Notes to achieve the required O/C Targets for such Payment Date and for required deposits into the Reserve Account.

FEDERAL TAX ASPECTS:    The trust will be an Owner  Trust.  No election  will be
                        made to treat the Trust Estate or any portion thereof as a REMIC for federal income tax purposes. The Notes will be treated as non-recourse debt obligations of the trust.

ERISA CONSIDERATIONS:   Subject to the discussion in the  Prospectus  Supplement
                        and Prospectus, the Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA ELIGIBILITY:      The   Notes   will  NOT   constitute   "mortgage-related
                        securities" for purposes of SMMEA.

FORM OF OFFERING:       Book-Entry form,  same-day funds through DTC, Euroclear,
                        and CEDEL.

DENOMINATIONS:          Minimum denominations of $25,000 and multiples of $1,000
                        thereafter.

DESCRIPTION OF THE SERVICER

o Fairbanks Capital Corp. ("Fairbanks"), a Utah corporation, was formed on February 24, 1989.

o Financial Security Assurance, Inc. owns a 25% share of Fairbanks Capital Holding Corporation.

o Fairbanks commenced mortgage servicing operations in 1989 for its own account and since 1994 has managed and serviced third-party mortgage loan portfolios. Prior to 1998, Fairbanks primarily serviced portfolios of non-performing or delinquent residential mortgage loans.

o Fairbanks is a FNMA approved seller/servicer and a FHLMC approved servicer that is engaged in the servicing of first and second lien mortgage loans.

o   Fairbanks is currently servicing over 20,000 loans.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

State                         California       170  20,705,378   29.28
                                 Florida       136   9,189,722   13.00
                                New York        60   6,117,642    8.65
                                Illinois        39   3,651,522    5.16
                              Washington        24   2,657,116    3.76
                                    Ohio        46   2,589,098    3.66
                                  Oregon        17   2,017,668    2.85
                                 Georgia        26   1,986,215    2.81
                              New Jersey        20   1,832,151    2.59
                                 Indiana        34   1,830,581    2.59
                            Pennsylvania        35   1,703,896    2.41
                                Michigan        40   1,651,734    2.34
                                 Arizona        20   1,370,574    1.94
                           Massachusetts        14   1,360,025    1.92
                               Tennessee        16   1,088,175    1.54
                                    Utah        10   1,054,974    1.49
                                Colorado        12     995,531    1.41
                                  Nevada         7     936,812    1.32
                                Missouri        12     844,510    1.19
                                   Idaho         9     805,430    1.14
                          North Carolina        10     760,627    1.08
                                   Texas         9     728,705    1.03
                             Connecticut         8     709,600    1.00
                          South Carolina         9     522,271    0.74
                               Louisiana         6     470,053    0.66
                                Oklahoma         8     435,305    0.62
                             Mississippi         8     306,485    0.43
                               Wisconsin         6     297,514    0.42
                                Arkansas         5     283,413    0.40
                                Kentucky         5     279,857    0.40
                              New Mexico         2     238,756    0.34
                           New Hampshire         3     233,731    0.33
                                Virginia         5     221,904    0.31
                               Minnesota         2     184,480    0.26
                                 Montana         2     156,505    0.22
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

State (continued)                 Kansas         2      80,000    0.11
                            Rhode Island         1      68,966    0.10
                                  Hawaii         1      68,138    0.10
                                Maryland         1      65,553    0.09
                                  Alaska         1      60,468    0.09
                                    Iowa         1      48,302    0.07
                           West Virginia         1      39,678    0.06
                                Delaware         1      30,848    0.04
                                   Maine         1      28,053    0.04
                                            ------ -----------  ------
                                               845 $70,707,966  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Original LTV                 15+% to 20%         2      44,427    0.06
                             20+% to 25%         2      84,887    0.12
                             25+% to 30%         7     377,753    0.53
                             30+% to 35%        14     530,914    0.75
                             35+% to 40%        17     889,237    1.26
                             40+% to 45%        15     562,387    0.80
                             45+% to 50%        23   1,102,260    1.56
                             50+% to 55%        15     837,717    1.18
                             55+% to 60%        59   3,555,120    5.03
                             60+% to 65%        53   3,151,830    4.46
                             65+% to 70%       120   9,273,703   13.12
                             70+% to 75%       139  12,248,030   17.32
                             75+% to 80%       227  21,750,383   30.76
                             80+% to 85%        83   9,641,887   13.64
                             85+% to 90%        67   6,528,192    9.23
                             90+% to 95%         2     129,239    0.18
                                            ------ -----------  ------
                                               845 $70,707,966  100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Current Coupon                  7+ -  8%         8   1,680,932    2.38
                                8+ -  9%       133  15,493,134   21.91
                                9+ - 10%       232  21,314,305   30.14
                               10+ - 11%       231  18,476,111   26.13
                               11+ - 12%       122   7,698,826   10.89
                               12+ - 13%        76   3,921,499    5.55
                               13+ - 14%        40   2,027,183    2.87
                               14+ - 15%         3      95,976    0.14
                                            ------ -----------  ------
                                               845 $70,707,966  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Current Balance              10K+ to 15K         1      14,816    0.02
                             15K+ to 20K        11     208,683    0.30
                             20K+ to 30K        79   2,091,083    2.96
                             30K+ to 40K       118   4,194,816    5.93
                             40K+ to 50K       100   4,513,991    6.38
                            50K+ to 100K       323  22,755,023   32.18
                           100K+ to 250K       182  26,255,982   37.13
                           250K+ to 500K        31  10,673,573   15.10
                                            ------ -----------  ------
                                               845 $70,707,966  100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Property Type              Single Family       716  60,768,267   85.94
                              2-4 Family        73   6,125,163    8.66
                                   Condo        35   2,545,718    3.60
                            Manufactured        21   1,268,817    1.79
                                            ------ -----------  ------
                                               845 $70,707,966  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Loan Age                               0       112   9,261,872   13.10
                                       1       203  16,963,711   23.99
                                       2        53   5,089,539    7.20
                                       3        59   6,041,085    8.54
                                       4        49   3,445,463    4.87
                                       5        93   7,932,606   11.22
                                       6        80   6,531,935    9.24
                                       7        73   5,716,104    8.08
                               8 or more       123   9,725,650   13.75
                                            ------ -----------  ------
                                               845 $70,707,966  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Remaining Term             Less than 353       461  37,902,991   53.60
                                     353        29   2,975,476    4.21
                                     354        38   2,863,716    4.05
                                     355        27   2,477,016    3.50
                                     356         7     525,139    0.74
                                     357        12   1,464,148    2.07
                                     358        29   2,609,301    3.69
                                     359       142  11,525,057   16.30
                                     360       100   8,365,122   11.83
                                            ------ -----------  ------
                                               845 $70,707,966  100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Occupancy                 Owner Occupied       677  58,674,187   82.98
                      Non-Owner Occupied       168  12,033,779   17.02
                                            ------ -----------  ------
                                               845 $70,707,966  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Credit Grade                           A       208  19,671,231   27.82
                                       A-      224  21,505,418   30.41
                                       B       198  16,309,669   23.07
                                       C       162  10,743,605   15.19
                                       C-       30   1,277,007    1.81
                                       D        23   1,201,035    1.70
                                            ------ -----------  ------
                                               845 $70,707,966  100.00%
-----------------------------------------------------------------------

   DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL CALCULATION DATE
                                  (5/25/99)

POOL 2 INFORMATION

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

State                         California       571  77,067,764   31.68
                                Illinois       219  20,322,168    8.35
                                 Florida       195  16,397,478    6.74
                              Washington       130  13,826,259    5.68
                                New York       109  11,458,179    4.71
                              New Jersey       100  10,882,898    4.47
                                    Utah        97  10,629,763    4.37
                                Michigan       129   8,428,533    3.46
                                    Ohio       102   7,084,279    2.91
                                 Arizona        74   6,729,564    2.77
                                  Oregon        59   6,395,039    2.63
                                  Nevada        57   6,267,735    2.58
                                Colorado        62   5,373,107    2.21
                           Massachusetts        43   5,241,783    2.15
                                 Indiana        68   4,715,236    1.94
                            Pennsylvania        46   2,853,601    1.17
                                Missouri        37   2,839,646    1.17
                               Wisconsin        38   2,688,842    1.11
                                   Idaho        32   2,443,057    1.00
                             Connecticut        19   2,361,078    0.97
                                 Georgia        29   2,313,079    0.95
                                   Maine        22   2,219,987    0.91
                          North Carolina        22   2,031,686    0.84
                               Tennessee        21   1,530,147    0.63
                               Minnesota        21   1,509,229    0.62
                                   Texas        12   1,288,159    0.53
                                Oklahoma        16   1,187,334    0.49
                           New Hampshire        16   1,080,055    0.44
                                 Montana        15   1,068,238    0.44
                                Virginia         8     898,558    0.37
                                Maryland         5     555,518    0.23
                                  Kansas        10     517,390    0.21
                                Arkansas         4     481,549    0.20
                                Delaware         3     474,608    0.20
                          South Carolina         6     414,465    0.17
-----------------------------------------------------------------------

   DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL CALCULATION DATE
                                  (5/25/99)

POOL 2 INFORMATION (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$   Pool%

State (continued)   District of Columbia        4      393,685    0.16
                                  Alaska        3      314,281    0.13
                              New Mexico        6      313,878    0.13
                                  Hawaii        1      189,154    0.08
                                Nebraska        4      181,791    0.07
                                 Vermont        1       86,800    0.04
                                Kentucky        2       70,216    0.03
                            Rhode Island        1       45,309    0.02
                             Mississippi        1       44,167    0.02
                                    Iowa        1       39,794    0.02
                                           ------  -----------  ------
                                            2,421 $243,255,086  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description   Count       Balance$    Pool%

Original LTV                 15+% to 20%       2        62,929    0.03
                             20+% to 25%       2       177,166    0.07
                             25+% to 30%       6       408,532    0.17
                             30+% to 35%       8       364,249    0.15
                             35+% to 40%      11       583,489    0.24
                             40+% to 45%      16     1,461,946    0.60
                             45+% to 50%      32     2,031,968    0.84
                             50+% to 55%      46     3,921,717    1.61
                             55+% to 60%      80     6,177,901    2.54
                             60+% to 65%     148    11,968,820    4.92
                             65+% to 70%     249    20,517,955    8.43
                             70+% to 75%     380    37,290,516   15.33
                             75+% to 80%     803    83,845,455   34.47
                             80+% to 85%     356    39,963,830   16.43
                             85+% to 90%     281    34,372,363   14.13
                             90+% to 95%       1       106,250    0.04
                                          ------   -----------  ------
                                           2,421  $243,255,086  100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$    Pool%

Current Coupon                  7+ -  8%      50     6,841,301    2.81
                                8+ -  9%     372    44,158,832   18.15
                                9+ - 10%     805    86,777,915   35.67
                               10+ - 11%     745    68,438,766   28.13
                               11+ - 12%     331    28,167,049   11.58
                               12+ - 13%     104     7,958,725    3.27
                               13+ - 14%      14       912,497    0.38
                                          ------   -----------  ------
                                           2,421  $243,255,086  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Current Balance              10K+ to 15K        2       29,950    0.01
                             15K+ to 20K        2       33,410    0.01
                             20K+ to 30K       45    1,180,381    0.49
                             30K+ to 40K      143    5,101,469    2.10
                             40K+ to 50K      224   10,206,553    4.20
                            50K+ to 100K      978   72,005,113   29.60
                           100K+ to 250K    1,021  153,036,227   62.91
                           250K+ to 500K        6    1,661,983    0.68
                                           ------  -----------  ------
                                            2,421 $243,255,086  100.00%
-----------------------------------------------------------------------

              DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICA
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$    Pool%

Property Type              Single Family    2,082  210,161,053   86.40
                              2-4 Family      208   21,580,114    8.87
                                   Condo      114   10,209,816    4.20
                            Manufactured       17    1,304,103    0.54
                                           ------  -----------  ------
                                            2,421 $243,255,086  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$    Pool%

Loan Age                               0      818   84,037,221   34.55
                                       1      870   91,245,138   37.51
                                       2      167   16,440,476    6.76
                                       3       72    6,525,026    2.68
                                       4       73    7,379,349    3.03
                                       5       99    9,135,642    3.76
                                       6       99    9,105,562    3.74
                                       7       89    8,473,449    3.48
                               8 or more      134   10,913,223    4.49
                                           ------  -----------  ------
                                            2,421 $243,255,086  100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$    Pool%

Remaining Term             Less than 353      140   11,306,906    4.65
                                     353       89    8,473,449    3.48
                                     354       99    9,105,562    3.74
                                     355       98    9,068,105    3.73
                                     356       72    7,341,929    3.02
                                     357       72    6,491,938    2.67
                                     358      165   16,314,802    6.71
                                     359      869   91,182,673   37.48
                                     360      817   83,969,721   34.52
                                           ------  -----------  ------
                                            2,421 $243,255,086  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description    Count    Balance$    Pool%

Occupancy                 Owner Occupied    2,064  216,168,827   88.87
                      Non-Owner Occupied      357   27,086,259   11.13
                                           ------  -----------  ------
                                            2,421 $243,255,086  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$    Pool%

Credit Grade                           A      344   35,375,880   14.54
                                       A-     756   85,112,779   34.99
                                       B      650   66,507,138   27.34
                                       C      496   42,418,160   17.44
                                       C-     108    8,573,534    3.52
                                       D       67    5,267,595    2.17
                                           ------  -----------  ------
                                            2,421 $243,255,086  100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

------------------------------------------------------------------------
Aggregate Field              Description     Count     Balance$   Pool%

Margin                     3.50+ - 3.75%        1        82,252     0.03
                           3.75+ - 4.00%        3       302,034     0.12
                           4.00+ - 4.25%        4       524,551     0.22
                           4.25+ - 4.50%        4       263,922     0.11
                           4.50+ - 4.75%        5       573,038     0.24
                           4.75+ - 5.00%        6       544,726     0.22
                           5.00+ - 5.25%       12     1,368,108     0.56
                           5.25+ - 5.50%      174    18,311,606     7.53
                           5.50+ - 5.75%      107    12,733,619     5.23
                           5.75+ - 6.00%      516    58,256,809    23.95
                           6.00+ - 6.25%      652    67,913,233    27.92
                           6.25+ - 6.50%      183    19,677,189     8.09
                           6.50+ - 6.75%      288    25,964,580    10.67
                           6.75+ - 7.00%      113     9,197,317     3.78
                           7.00+ - 7.25%      133    10,695,834     4.40
                           7.25+ - 7.50%       67     4,868,260     2.00
                           7.50+ - 7.75%       72     5,459,859     2.24
                           7.75+ - 8.00%       40     3,108,534     1.28
                           8.00+ - 8.25%       14     1,300,865     0.53
                           8.25+ - 8.50%       17     1,313,975     0.54
                           8.50+ - 8.75%        3       337,362     0.14
                           8.75+ - 9.00%        1        63,573     0.03
                           9.00+ - 9.25%        3       167,953     0.07
                           9.25+ - 9.50%        2       163,202     0.07
                             Over 10.00%        1        62,681     0.03
                                           ------  ------------   ------
                                            2,421  $243,255,086   100.00%
------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

------------------------------------------------------------------------
Aggregate Field              Description     Count     Balance$     Pool%

Rate Reset                       1999/07        4       345,120     0.14
                                 1999/08       11     1,246,904     0.51
                                 1999/09       23     2,641,751     1.09
                                 1999/10       53     5,901,642     2.43
                                 1999/11       38     3,804,581     1.56
                                 1999/12       16     1,228,683     0.51
                                 2000/01       14     1,416,719     0.58
                                 2000/04        1        25,751     0.01
                                 2000/05        1        52,861     0.02
                                 2000/06        8       782,886     0.32
                                 2000/07       12       970,491     0.40
                                 2000/08       21     1,424,457     0.59
                                 2000/09       37     2,927,477     1.20
                                 2000/10       54     5,340,409     2.20
                                 2000/11       75     7,049,254     2.90
                                 2000/12      107    10,173,203     4.18
                                 2001/01       45     4,307,001     1.77
                                 2001/02       75     6,826,771     2.81
                                 2001/03       83     8,898,646     3.66
                                 2001/04      502    53,876,470    22.15
                                 2001/05      409    43,454,704    17.86
                                 2001/06        2       123,547     0.05
                                 2001/07        1       127,538     0.05
                                 2001/08        3       139,771     0.06
                                 2001/09        9       632,538     0.26
                                 2001/10       17     1,238,379     0.51
                                 2001/11       19     1,540,225     0.63
                                 2001/12        8       524,498     0.22
                                 2002/01        5       510,031     0.21
                                 2002/02        2        65,003     0.03
                                 2002/03       32     2,746,357     1.13
                                 2002/04      282    27,885,128    11.46
                                 2002/05      247    25,078,632    10.31
                                 2003/05        2        83,189     0.03
                                 2004/02        2       122,559     0.05
                                 2004/04       79     8,251,735     3.39
                                 2004/05      122    11,490,176     4.72
                                            ------  -----------   ------
                                            2,421  $243,255,086   100.00%
------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (CONTINUED)

------------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$    Pool%

Life Cap                       12+ - 13%        1      137,468     0.06
                               13+ - 14%        2      123,386     0.05
                               14+ - 15%       66    9,123,088     3.75
                               15+ - 16%      402   47,363,632    19.47
                               16+ - 17%      822   87,232,348    35.86
                               17+ - 18%      713   65,441,044     26.9
                               18+ - 19%      307   25,854,555    10.63
                               19+ - 20%       98    7,321,569     3.01
                               20+ - 21%       10      657,997     0.27
                                           ------  -----------   ------
                                            2,421 $243,255,086   100.00%
------------------------------------------------------------------------


------------------------------------------------------------------------
Aggregate Field              Description     Count     Balance$    Pool%

Life Floor                      7+ -  8%        52    6,964,686     2.86
                                8+ -  9%       385   45,840,497    18.84
                                9+ - 10%       814   87,865,516    36.12
                               10+ - 11%       733   66,956,373    27.53
                               11+ - 12%       323   27,299,861    11.22
                               12+ - 13%       102    7,572,875     3.11
                               13+ - 14%        12      755,277     0.31
                                            ------  -----------   ------
                                             2,421 $243,255,086  100.00%
------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$    Pool%

State                         California      108   32,608,711   59.86
                                Illinois       11    3,567,128    6.55
                              Washington       10    2,825,937    5.19
                                 Florida       10    2,717,748    4.99
                                New York        7    2,113,649    3.88
                              New Jersey        7    2,014,847    3.70
                                Colorado        5    1,531,687    2.81
                                Michigan        4    1,317,579    2.42
                                    Ohio        5    1,306,263    2.40
                                    Utah        3      809,616    1.49
                                 Arizona        2      643,750    1.18
                                Maryland        2      580,291    1.07
                                   Maine        1      300,000    0.55
                             Connecticut        1      296,162    0.54
                           Massachusetts        1      278,665    0.51
                                 Indiana        1      275,349    0.51
                                  Oregon        1      274,891    0.50
                              New Mexico        1      258,523    0.47
                                 Montana        1      256,500    0.47
                                 Vermont        1      252,000    0.46
                           New Hampshire        1      249,529    0.46
                                           ------  -----------  ------
                                              183  $54,478,825  100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Original LTV                 50+% to 55%        1      349,845    0.64
                             55+% to 60%        7    1,996,507    3.66
                             60+% to 65%        5    1,571,842    2.89
                             65+% to 70%       12    3,462,267    6.36
                             70+% to 75%       26    7,898,493   14.50
                             75+% to 80%       70   20,927,396   38.41
                             80+% to 85%       31    9,187,992   16.87
                             85+% to 90%       31    9,084,482   16.68
                                           ------  -----------  ------
                                              183  $54,478,825  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$    Pool%

Current Coupon                  7+ -  8%        6    1,826,361    3.35
                                8+ -  9%       71   21,531,677   39.52
                                9+ - 10%       60   17,639,626   32.38
                               10+ - 11%       36   10,577,861   19.42
                               11+ - 12%        6    1,773,925    3.26
                               12+ - 13%        4    1,129,375    2.07
                                           ------  -----------  ------
                                              183  $54,478,825  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Current Balance            100K+ to 250K       21    5,154,434    9.46
                           250K+ to 500K      162   49,324,390   90.54
                                           ------  -----------  ------
                                              183  $54,478,825  100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Property Type              Single Family      179   53,180,734   97.62
                                   Condo        3      948,246    1.74
                              2-4 Family        1      349,845    0.64
                                           ------  -----------  ------
                                              183  $54,478,825  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Loan Age                               0        55  16,182,125   29.70
                                       1        73  21,573,809   39.60
                                       2        15   4,379,906    8.04
                                       3         4   1,221,763    2.24
                                       4         4   1,190,776    2.19
                                       5         8   2,469,226    4.53
                                       6         6   1,866,513    3.43
                                       7         7   2,187,498    4.02
                               8 or more        11   3,407,210    6.25
                                            ------ -----------  ------
                                               183 $54,478,825  100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Remaining Term             Less than 353        11   3,407,210    6.25
                                     353         7   2,187,498    4.02
                                     354         6   1,866,513    3.43
                                     355         8   2,469,226    4.53
                                     356         4   1,190,776    2.19
                                     357         4   1,221,763    2.24
                                     358        15   4,379,906    8.04
                                     359        73  21,573,809   39.60
                                     360        55  16,182,125   29.70
                                            ------ -----------  ------
                                               183 $54,478,825  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Occupancy                 Owner Occupied       179  53,269,960   97.78
                      Non-Owner Occupied         4   1,208,865    2.22
                                            ------ -----------  ------
                                               183 $54,478,825  100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Credit Grade                           A        37  10,989,757   20.17
                                       A-       81  24,373,860   44.74
                                       B        45  13,497,205   24.78
                                       C        15   4,214,105    7.74
                                       C-        4   1,109,772    2.04
                                       D         1     294,125    0.54
                                            ------ -----------  ------
                                               183 $54,478,825  100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

------------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Margin                     3.75+ - 4.00%         1     278,022     0.51
                           4.50+ - 4.75%         2     618,783     1.14
                           5.25+ - 5.50%        17   5,101,689     9.36
                           5.50+ - 5.75%        13   4,182,526     7.68
                           5.75+ - 6.00%        54  15,970,761    29.32
                           6.00+ - 6.25%        38  11,206,918    20.57
                           6.25+ - 6.50%        17   4,993,374     9.17
                           6.50+ - 6.75%        23   7,070,962    12.98
                           6.75+ - 7.00%         9   2,515,355     4.62
                           7.00+ - 7.25%         5   1,450,562     2.66
                           7.50+ - 7.75%         1     245,000     0.45
                           8.00+ - 8.25%         1     294,125     0.54
                           8.75+ - 9.00%         1     258,523     0.47
                           9.25+ - 9.50%         1     292,224     0.54
                                            ------ -----------   ------
                                               183 $54,478,825   100.00%
------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

------------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$     Pool%

Rate Reset                       1999/07         1     268,135     0.49
                                 1999/09         2     631,240     1.16
                                 1999/10         7   2,087,118     3.83
                                 1999/11         4   1,223,032     2.24
                                 2000/01         3     858,976     1.58
                                 2000/07         1     297,131     0.55
                                 2000/08         1     327,951     0.60
                                 2000/09         3     917,136     1.68
                                 2000/10         2     609,697     1.12
                                 2000/11         3   1,109,132     2.04
                                 2000/12         8   2,476,730     4.55
                                 2001/01         2     574,934     1.06
                                 2001/02         7   2,210,619     4.06
                                 2001/03         7   2,021,947     3.71
                                 2001/04        44  13,116,545    24.08
                                 2001/05        27   8,115,148    14.90
                                 2001/09         1     294,492     0.54
                                 2001/10         1     275,349     0.51
                                 2001/11         1     358,967     0.66
                                 2002/03         1     262,164     0.48
                                 2002/04        20   5,853,647    10.74
                                 2002/05        18   5,213,817     9.57
                                 2004/04         8   2,178,980     4.00
                                 2004/05        11   3,195,936     5.87
                                            ------ -----------   ------
                                               183 $54,478,825   100.00%
------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (CONTINUED)

------------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Life Cap                       14+ - 15%         9   2,862,103     5.25
                               15+ - 16%        75  22,623,815    41.53
                               16+ - 17%        62  18,180,481    33.37
                               17+ - 18%        31   9,133,125    16.76
                               18+ - 19%         3     840,175     1.54
                               19+ - 20%         3     839,125     1.54
                                            ------ -----------   ------
                                               183 $54,478,825   100.00%
------------------------------------------------------------------------


------------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$     Pool%

Life Floor                      7+ -  8%         6   1,826,361     3.35
                                8+ -  9%        72  21,888,898    40.18
                                9+ - 10%        63  18,387,589    33.75
                               10+ - 11%        36  10,696,677    19.63
                               11+ - 12%         2     549,925     1.01
                               12+ - 13%         4   1,129,375     2.07
                                            ------ -----------   ------
                                               183 $54,478,825   100.00%
------------------------------------------------------------------------